UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 9, 2019

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

One New Orchard Road Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
Chicago Stock Exchange
1.375% Notes due 2019	IBM 19B	New York Stock Exchange
2.750% Notes due 2020	IBM 20B	New York Stock Exchange
1.875% Notes due 2020	IBM 20A	New York Stock Exchange
0.500% Notes due 2021	IBM 21B	New York Stock Exchange
2.625% Notes due 2022	IBM 22A	New York Stock Exchange
1.25% Notes due 2023	IBM 23A	New York Stock Exchange
0.375% Notes due 2023	IBM 23B	New York Stock Exchange
1.125% Notes due 2024	IBM 24A	New York Stock Exchange
2.875% Notes due 2025	IBM 25A	New York Stock Exchange
0.950% Notes due 2025	IBM 25B	New York Stock Exchange
0.875% Notes due 2025	IBM 25C	New York Stock Exchange
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
8.375% Debentures due 2019	IBM 19	New York Stock Exchange
7.00% Debentures due 2025	IBM 25	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 9, 2019, IBM filed with the Securities and Exchange Commission (SEC) a Current Report on Form 8- K (Initial 8-K) to disclose that it had completed its previously announced acquisition of Red Hat, Inc. (Red Hat). This Form 8-K/A amends the Initial 8-K to include the historical audited and unaudited financial statements of Red Hat and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial 8-K.

The pro forma financial information included as Exhibit 99.3 to this Current Report on Form 8-K has been presented for informational purposes only, as required by Form 8-K, and does not purport to represent the actual results of operations that IBM and Red Hat would have achieved had the companies been combined at and during the periods presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve following the acquisition.

Except as described above, all other information in the Initial 8-K remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Red Hat at and for the year ended February 28, 2019, the notes related thereto and each of the Report of Management on Internal Control Over Financial Reporting and the Report of Independent Registered Public Accounting Firm contained therein, and the unaudited consolidated financial statements of Red Hat at and for the three months ended May 31, 2019, and the notes related thereto, are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of IBM and Red Hat at and for the six months ended June 30, 2019 and for the year ended December 31, 2018, and the notes related thereto, is filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

(d) Exhibits

The following exhibits are being filed as part of this report:

Exhibit No.	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for Red Hat, Inc.
99.1

Audited Consolidated Financial Statements of Red Hat, Inc. at and for the year ended February 28, 2019, the notes related thereto and each of the Report of Management on Internal Control Over Financial Reporting and the Report of Independent Registered Public Accounting Firm contained therein (incorporated by reference to Part II, Item 8 of the Annual Report on Form 10-K of Red Hat, Inc. (File No. 001-33162), filed on April 24, 2019).

99.2

Unaudited Consolidated Financial Statements of Red Hat, Inc. at and for the three months ended May 31, 2019, and the notes related thereto (incorporated by reference to Part I, Item 1 of the Quarterly Report on Form 10-Q of Red Hat, Inc. (File No. 001-33162), filed on June 28, 2019).

99.3

Unaudited Pro Forma Condensed Combined Financial Information of IBM and Red Hat, Inc. at and for the six months ended June 30, 2019 and for the year ended December 31, 2018, and the notes related thereto.

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 20, 2019

	By:	/s/ Robert F. Del Bene
Robert F. Del Bene
Vice President and Controller